Exhibit 99.2

Ameris Bancorp Merger with Fidelity Southern Corporation December 17, 2018 TBU

&ŽƌǁĂƌĚ Ͳ >ŽŽŬŝŶŐ^ƚĂƚĞŵĞŶƚƐ 2 This presentation contains forward - looking statements, as defined by federal securities laws, including, among other forward - looking statements, certain plans, expectations and goals, and including statements about the benefits of the proposed merger between Ameris Bancorp (“Ameris”) and Fidelity Southern Corporation (“Fidelity”). Words such as “may,” “believe,” “expect,” “anticipate,” “intend,” “will,” “should,” “plan,” “estimate,” “predict,” “continue” and “potential” or the negative of these terms or other comparable terminology, as well as similar expressions, are meant to identify forward - looking statements. The forward - looking statements in this presentation are based on current expectations and are provided to assist in the understanding of potential future performance. Such forward - looking statements involve numerous assumptions, risks and uncertainties that may cause actual results to differ materially from those expressed or implied in any such statements . Factors that could cause or contribute to such differences include, without limitation, the following: the parties’ ability to consummate the proposed merger or satisfy the conditions to the completion of the proposed merger, including, without limitation, the receipt of required shareholder and regulatory approvals, on the terms expected or on the anticipated schedule; the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the proposed merger; the businesses of Ameris and Fidelity may not be integrated successfully or such integration may take longer to accomplish than expected; the expected cost savings and any revenue synergies from the proposed merger may not be fully realized within the expected timeframes; disruption from the proposed merger may make it more difficult to maintain relationships with customers, employees or others; diversion of management time to merger - related issues; dilution caused by Ameris’s issuance of additional shares of its common stock in connection with the proposed merger; general competitive, economic, political and market conditions and fluctuations, including, without limitation, movements in interest rates; competitive pressures on product pricing and services; and success and timing of other business strategies. For a discussion of some of the other risks and other factors that may cause such forward - looking statements to differ materially from actual results, please refer to Ameris’s and Fidelity’s filings with the Securities and Exchange Commission (the “SEC”), including Ameris’s Annual Report on Form 10 - K for the year ended December 31, 2017 and its subsequently filed Quarterly Reports on Form 10 - Q and Current Reports on Form 8 - K, and Fidelity’s Annual Report on Form 10 - K for the year ended December 31, 2017 and its subsequently filed Quarterly Reports on Form 10 - Q and Current Reports on Form 8 - K. Forward - looking statements speak only as of the date they are made, and neither Ameris nor Fidelity undertakes any obligation to update or revise forward - looking statements.

Additional Information 3 Additional Information and Where to Find It Ameris intends to file a registration statement on Form S - 4 with the SEC to register the shares of Ameris common stock that will be issued to Fidelity’s shareholders in connection with the proposed merger transaction. The registration statement will include a joint proxy statement/prospectus and other relevant materials in connection with the transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC on its website at http://www.sec.gov. Investors and security holders may also obtain free copies of the documents filed with the SEC by Ameris on its website at http://www.AmerisBank.com and by Fidelity on its website at www.FidelitySouthern.com. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. Before making any voting or investment decision, investors and security holders of Ameris and Fidelity are urged to read carefully the entire registration statement and joint proxy statement/prospectus when they become available, including any amendments thereto, because they will contain important information about the proposed merger transaction. Free copies of these documents may be obtained as described above. Participants in the Merger Solicitation Ameris and Fidelity, and certain of their respective directors, executive officers and other members of management and employees, may be deemed to be participants in the solicitation of proxies from Ameris’s shareholders and Fidelity’s shareholders in respect of the proposed merger transaction. Information regarding the directors and executive officers of Ameris and Fidelity and other persons who may be deemed participants in the solicitation of Ameris’s shareholders and Fidelity’s shareholders will be included in the joint proxy statement/prospectus for Ameris’s meeting of shareholders and Fidelity’s meeting of shareholders, which will be filed by Ameris with the SEC. Information about Ameris’s directors and executive officers and their ownership of Ameris common stock can also be found in Ameris’s definitive proxy statement in connection with its 2018 annual meeting of shareholders, as filed with the SEC on April 2, 2018, and other documents subsequently filed by Ameris with the SEC. Information about Fidelity’s directors and executive officers and their ownership of Fidelity common stock can also be found in Fidelity’s definitive proxy statement in connection with its 2018 annual meeting of shareholders, as filed with the SEC on April 3, 2018, and other documents subsequently filed by Fidelity with the SEC. Additional information regarding the interests of such participants will be included in the joint proxy statement/prospectus and other relevant documents regarding the proposed merger transaction filed with the SEC when they become available.

Assets $16.2B Loans 12.7 Deposits 13.2 Branches 199 Market Cap $2.5B Atlanta MSA 36% Florida 27% Other 37% Note: Data as of or for the three months ended September 30, 2018. (1) Excludes purchase accounting adjustments. (2) Calculated using ABCB closing stock price of $34.02 as of December 14, 2018. Source: S&P Global Market Intelligence. Our Pro Forma Company ϰ Pro Forma Financial Highlights Pro Forma Footprint Pro Forma Deposits by Region (1) 20 75 4  85 75 75 16 95 10 95 ; Ϯ Ϳ ABCB Branches (129) LION Branches (70)

Pro Forma Combined Organization 5 • Combined bank will be led by Dennis Zember and Palmer Proctor – Dennis J. Zember Jr. – Vice Chairman and CEO, Ameris Bancorp – H. Palmer Proctor Jr. – President, Ameris Bancorp / CEO, Ameris Bank – Lawton E. Bassett, III – President, Ameris Bank – Nicole S. Stokes – CFO, Ameris Bancorp / Ameris Bank – Remaining executive team of ABCB stays the same • Combined board will have 14 members – 9 ABCB / 5 LION – James B. Miller Jr. – Executive Chairman – Daniel B. Jeter – Lead Independent Director • Headquarters – Executive Offices in Jacksonville, FL – Ameris Bank Charter in Atlanta, GA

Acquiror: Ameris Bancorp (NASDAQ: ABCB) Target: Fidelity Southern Corporation (NASDAQ: LION) Form of Consideration: 100% ABCB common stock (options rolled over) Fixed Exchange Ratio: 0.8000 Indicative Price Per Share: $27.22 (1) Aggregate Transaction Value: $750.7 million (2) Multiples: P / TBV: 176.4% P / Adj . TBV: 164.3% (Includes $30.9M pre - tax write - up to fixed assets) P / ’19 EPS w/ Cost Saves and Balance Sheet Transition: 9.2x Core Deposit Premium: 8.8% Pro Forma Diluted Ownership: Approximately 68.4% ABCB / 31.6 % LION (3) Board Representation: ABCB 9 / LION 5 Required Approvals: Customary regulatory approvals, as well as ABCB and LION shareholder approval Anticipated Closing: 2 nd Quarter 2019 Summary of Transaction Terms 6 (1) Based on ABCB’s closing stock price of $34.02 as of December 14, 2018. (2) Based on LION common shares outstanding of 27,371,942 and 916,994 in - the - money options with a weighted average exercise price of $20.91, rolled over. (3) ABCB common shares outstanding of 47,500,913 and options outstanding of 84,307 with weighted average strike price of $11.51; LION common shares outstanding of 27,371,942 and options outstanding of 916,994 with a weighted average strike price of $20.91.

Transaction Rationale ϳ • Top executives at both organizations have been close for two decades • Significant work already underway on integration planning • Management collaboration and continuity helps to lower execution risk • Thorough due diligence process • Economics achieved through balance sheet restructure and cost savings, both areas where we have had success Strategic Rationale Financially Attractive Low - Risk • Mid single digit accretion with fully phased in cost saves • Less than 3% dilution to tangible book value per share earned back within approximately 2.5 years • Pro forma capital ratios remain “well - capitalized” • Revenue synergies identified but not included • Extremely valuable low - cost core deposit base, 25% less expensive than Ameris Bank’s • Reinforces our position as the premier banking franchise in the Southeast with one of the most recognizable brands • Further de - risks our balance sheet with core funding and a loan portfolio that out - performed in past down cycles Note: Estimated financial impact is presented solely for illustrative purposes. Includes purchase accounting marks and deal related expenses. (1) Calculated using the crossover method. ; ϭ Ϳ

Rank Institution Total Assets ($B) ATL DMS Rank MRQ Cost of Deposits 1 Fidelity Southern Corp. 4.81 9 0.56 2 Atlantic Capital Bcshs Inc. 2.88 15 0.78 3 United Bank Corp. 1.34 18 0.36 4 MetroCity Bankshares Inc. 1.35 20 1.26 5 Piedmont Bancorp Inc. 0.93 24 1.36 Overview of Fidelity Southern Corporation 8 Company Snapshot Financial Highlights (1) • Forty - five year old bank led by management team with deep ties to the local community • Largest independent community banking franchise headquartered in the Atlanta MSA • Valuable, low - cost core deposit base with demonstrated low deposit beta Note: Atlanta MSA independent banks excludes merger targets. (1) Data as of or for the three months ended September 30, 2018. (2) Ranking of deposit market share of all institutions with deposits in the Atlanta MSA. Source: S&P Global Market Intelligence. Assets…………………………………….............. $4.8 B Gross Loans HFI…………………………………. $3.7 B Deposits…………………………………………….. $4.0 B Loans / Deposits………………………........... 91 .5 % TCE / TA……………………………………........... 8 .57 % Core ROAA……………………….................... 0.91 Net Interest Margin……………………………. 3.48 NPAs / Assets.......................................... 1.03 LION ƚůĂŶƚĂD^/ŶĚĞƉĞŶĚĞŶƚĂŶŬƐ (2) Atlanta

Atlanta-Sandy Springs-Roswell, GA June 30, 2018 Branches Deposits ($M) Market Share (%) 1 SunTrust Banks Inc. (GA) 155 47,166 28.0 2 Bank of America Corp. (NC) 130 32,253 19.1 3 Wells Fargo & Co. (CA) 175 30,648 18.2 4 BB&T Corp. (NC) 79 8,630 5.1 5 JPMorgan Chase & Co. (NY) 80 4,986 3.0 6 Synovus Financial Corp. (GA) 44 4,985 3.0 7 ABCB / LION 72 4,654 2.8 8 Regions Financial Corp. (AL) 63 3,863 2.3 9 PNC Financial Services Group (PA) 64 3,480 2.1 10 Fidelity Southern Corp. (GA) 48 3,210 1.9 Rank Institution (ST) Jacksonville, FL June 30, 2018 Branches Deposits ($M) Market Share (%) 1 Bank of America Corp. (NC) 30 23,109 37.4 2 TIAA Board of Overseers (NY) 6 20,201 32.7 3 Wells Fargo & Co. (CA) 52 6,034 9.8 4 BBVA 25 2,703 4.4 5 SunTrust Banks Inc. (GA) 24 1,994 3.2 6 ABCB / LION 26 1,807 2.9 6 Ameris Bancorp (GA) 19 1,354 2.2 7 Regions Financial Corp. (AL) 18 864 1.4 8 BB&T Corp. (NC) 14 724 1.2 9 JPMorgan Chase & Co. (NY) 20 605 1.0 10 Toronto-Dominion Bank 7 478 0.8 Rank Institution (ST) Strongest Community Bank in Our Home Markets 9 Pro Forma Branch Footprint Deposit Market Share Atlanta Jacksonville 75 20 85 20 95 8 5 1 0  Source: S&P Global Market Intelligence. ABCB Branches LION Branches 75

Atlanta – The Southeast’s Most Attractive MSA 10 Atlanta MSA Highlights Top Tier Growth Demographics ‡ Ϯ ŶĚůĂƌŐĞƐƚD^ŝŶƚŚĞ^ŽƵƚŚĞĂƐƚďǇƉŽƉƵůĂƚŝŽŶĂƚ  ࡱ ϲ D о ϵ ƚŚůĂƌŐĞƐƚŝŶƚŚĞh͘^͘ ‡ >ĂƌŐĞƐƚD^ŝŶƚŚĞ^ŽƵƚŚĞĂƐƚďǇ'WĂƚ  ࡱ Ψ ϯϬϬ  о ϴ ƚŚůĂƌŐĞƐƚŝŶƚŚĞh͘^͘ ‡ ,ŝŐŚĞƐƚĐŽŶĐĞŶƚƌĂƚŝŽŶŽĨ&ŽƌƚƵŶĞ ϱϬϬ ĐŽŵƉĂŶŝĞƐ; ϭϱ ͿŝŶ ƚŚĞ^ŽƵƚŚĞĂƐƚ о ϯ ƌĚŚŝŐŚĞƐƚŝŶh͘^͘ ‡ ^ĞĐŽŶĚǁĞĂůƚŚŝĞƐƚD^ŝŶ^ŽƵƚŚĞĂƐƚďǇŚŽƵƐĞŚŽůĚ ŝŶĐŽŵĞĂƚΨ ϲϵ < ‡ tŽƌůĚΖƐďƵƐŝĞƐƚĂŝƌƉŽƌƚĨŽƌ ϮϬ ǇĞĂƌƐƌƵŶŶŝŶŐ о ϴϬ йŽĨh͘^͘ƉŽƉƵůĂƚŝŽŶǁŝƚŚŝŶĂ Ϯ Ͳ ŚŽƵƌĨůŝŐŚƚ Ζ ϭϵ Ͳ  Ζ Ϯϰ WŽƉ͘'ƌŽǁƚŚ 2024 Proj. Median HHI 3.6% 5.1% 6.5% US Georgia Atlanta Note: Financial data as of September 30, 2018. Demographic and deposit market share data as of June 30, 2018. Source: S&P Global Market Intelligence, ATL.com and Metro Atlanta Chamber. Major Area Employers Rank Amongst Southeast MSAs $68,744 $65,880 $71,156 US Georgia Atlanta Rank MSA Population 1 Miami-Fort Lauderdale-West Palm Beach, FL 6,283,790 2 Atlanta-Sandy Springs-Roswell, GA 6,017,552 3 Tampa-St. Petersburg-Clearwater, FL 3,171,289 4 Charlotte-Concord-Gastonia, NC-SC 2,591,118 5 Orlando-Kissimmee-Sanford, FL 2,589,416 6 Nashville-Davidson--Murfreesboro--Franklin, TN 1,955,604 7 Virginia Beach-Norfolk-Newport News, VA-NC 1,740,113 8 Jacksonville, FL 1,549,094 9 Raleigh, NC 1,366,959 10 Memphis, TN-MS-AR 1,351,871

Concentrated Deposits in Top Atlanta Markets 11 dŽƚĂůWŽƉƵůĂƚŝŽŶďǇŝƉŽĚĞ DĞĚŝĂŶ,,/ďǇŝƉŽĚĞ Note: Deposit and demographic data as of June 30, 2018. Source: S&P Global Market Intelligence. 1 st Quartile 2 nd Quartile 3 rd Quartile 4 th Quartile ϭ Ɛƚ  YƵĂƌƚŝůĞ Ϯ ŶĚ  YƵĂƌƚŝůĞ 3 rd Quartile 4 th Quartile ($0K - $48K) ($48K - $61K) ($61K - $79K) ($79K - $156K) ; Ϭ < ʹ  ϵ <Ϳ ; ϵ < ʹ  Ϯϱ <Ϳ (25K – 41K) (41K – 94K) ABCB Branches LION Branches 85 75 85 20   575 75 75 575 985 85   85 20 85 85

LION Core Funding

LION Deposit Composition – Q3 '18


$175,771
4.3%
$733,274
18.1%
$1,249,487
30.9%
$479,133
11.8%
$1,412,304
34.9%
NOW & Other
MMDA & Savings
Retail
Jumbo
Non-Interest Bearing Deposits

LION Cost of Deposits


0.38%
0.38%
0.41%
0.43%
0.43%
0.45%
0.49%
0.56%
Q4 '16
Q1 '17
Q2 '17
Q3 '17
Q4 '17
Q1 '18
Q2 '18
Q3 '18

- **Cumulative beta of 18.7%**

Note: Dollars in thousands. Regulatory data as of September 30, 2018.
Source: S&P Global Market Intelligence.

Ameris Bancorp

FIDELITY SOUTHERN CORPORATION

12

LION Loan Portfolio Transformation

LION Loan Composition – Q4 ‘13


$115,687
5.6%
$186,601
9.0%
$103,942
5.0%
$3,286
0.2%
$307,029
14.8%
$202,725
9.7%
$101,119
4.9%
$1,060,014
51.0%

LION Loan Composition – Q3 ‘18


$317,343
7.8%
$918,426
22.5%
$160,300
3.9%
$1,230
0.0%
$424,488
10.4%
$421,140
10.3%
$177,427
4.4%
$1,657,918
40.7%
Construction & Land
Home Equity Loans
1-4 Family
Multi-Family
CRE - Owner-Occupied
CRE - Income Producing
C&I
Consumer & Other

- **Pristine asset quality with annualized net charge-offs of 11 bps in 2018[(1)]**
- **Currently running down indirect auto portfolio as commercial footings grow**
  - Approximately $100 million per quarter of cash flow from shrinkage
- **Post-closing, we intend to accelerate redeployment of cash flow into higher-yielding assets**

Note: Consolidated regulatory data as of September 30, 2018.
(1) Relative to average loans.
Source: S&P Global Market Intelligence.

Ameris Bancorp

13

FIDELITY SOUTHERN CORPORATION

Substantial Mortgage Opportunity

	ABCB	LION	Pro Forma
LTM Production	$1.75B	$2.94B	
Employees	317	578	
LTM Retail Mortgage Net Income[(1)]	$16M	$27M	
LTM Retail Net Income / Operating Net Income	13.1%	55.9%	14.4%

- Clear opportunities for scale and efficiencies
- Mortgage contribution to total operating earnings is manageable to Ameris Bank's historical level

(1) Mortgage banking includes servicing activity.
Source: S&P Global Market Intelligence and company management.

Ameris Bancorp

14

FIDELITY SOUTHERN CORPORATION

Credit Due Diligence

- **Experienced credit review team**
  - Completed ten FDIC-assisted acquisitions, one branch transaction, and six whole bank transactions in the last ten years

- **Comprehensive review process was conducted on LION's loan portfolio with an emphasis on commercial loans over $1 million and higher risk categories**
  - 76% of construction loans
  - 47% of SBA loans
  - 64% of other commercial and commercial real estate
  - 64% of watch list loans not otherwise subject to government guarantee including almost all loans over $200k
  - 26% of residential mortgage loans

- **Statistical sampling of indirect auto loans tested for quality and compliance with LION's indirect loan policy**

- **File review and site visits on 80% of OREO volume**

Ameris Bancorp
15
FIDELITY SOUTHERN CORPORATION

Transaction Assumptions 16 >ŽĂŶDĂƌŬ͗ - Gross credit mark to loans and OREO of ($35.3) million - Gross rate mark to indirect auto loans of ($5.0) million Fixed Assets: - Fair value adjustment to buildings and land of $30.9 million Core Deposit Intangible: - $77.5 million, amortized straight - line over 10 years Other Marks: - Mark of $6.7 million to other assets and liabilities Purchase Accounting Earnings Consensus Estimates: - 2019: $1.59 - 2020: $1.84 Cost Savings: - 40.0% of LION’s projected noninterest expense (50.0% realized in 2019) Revenue Synergies: - Not assumed, but identified Durbin Impact: - Durbin impact to LION’s annual earnings of ($4.5) million pre - tax

• Mid single digit EPS accretion once cost savings are fully realized • Less than 3% dilution to tangible book value per share earned back within approximately 2.5 years • Anticipate rapid capital generation post closing Estimated Pro Forma Financial Metrics 17 ĂƉŝƚĂůZĂƚŝŽƐ TCE/ TA Leverage Ratio Common Equity Tier 1 Ratio Tier 1 Ratio Total Risk - Based Ratio Loan Concentration Ratios (3) C&D / Total Capital ZͬdŽƚĂůĂƉŝƚĂů 7.8% 8.9% 9.6% 10.6% 11.8% 8.4% 8.5% ϭϬ͘ϭ й 10.1% 12.4% 82% 275% 73% 226% Standalone Today (2) WƌŽ&ŽƌŵĂĂƚ ůŽƐĞ (1) Estimated financial impact is presented solely for illustrative purposes. (2) Consolidated capital ratios as of September 30, 2018. (3) Projected bank level total capital. Transaction Impact (1)

Conclusion 18 • Combined, we will have the most recognizable community banking franchise in the Southeast • Size and scale in the southeast will fuel a diversified credit and treasury offering that will anchor our growth rates in good economic times • Combined balance sheet will be better positioned for the future than either on a standalone basis